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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549



                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): March 28, 1995



                            KUHLMAN CORPORATION
            (Exact Name of Registrant as Specified in Charter)



Delaware                    1-7695                     58-2058047
(State or other    (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation)



   1 Skidaway Village Walk, Suite 201, Savannah, Georgia          31411
         (Address of Principal Executive Office)                (Zip Code)


    Registrant's telephone number, including area code:  (912) 598-7809



                              Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

                  99.1 Consolidated Financial Statements (unaudited) of Coleman Holding Company and Subsidiaries for the periods July 1 through December 14, 1993 and July 1 through December 31, 1992.

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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KUHLMAN CORPORATION
                              (Registrant)

                              By: /s/ Curtis G. Anderson
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                                  Curtis G. Anderson
                                  President and Chief Operating Officer


Dated: March 28, 1995

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                               EXHIBIT INDEX



Exhibit No.                     Description                             Page


99.1              Consolidated Finanical Statements
                  (unaudited) of Coleman Holding Company and
                  Subsidiaries for the periods July 1
                  through December 14, 1993 and July 1
                  through December 31, 1992.